================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           FREDERICK'S OF HOLLYWOOD
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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Notes:

                      [LOGO OF FREDERICK'S OF HOLLYWOOD]

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               JANUARY 30, 1997

  The Annual Meeting of Shareholders of Frederick's of Hollywood, Inc., will be held at the Holiday Inn, 1755 North Highland Avenue, Los Angeles, California 90028 on Thursday, January 30, 1997 at 10:00 A.M. for the following purposes:

    1. To elect a Board of Directors, seven in number to serve until the next Annual Meeting of Shareholders and until their respective successors shall be elected and qualified;

    2. To consider and ratify the selection of KPMG Peat Marwick as independent certified public accountants for fiscal year 1997; and

    3. To consider and to transact such other business as may properly be brought before the meeting or any adjournment or adjournments thereof.

  The foregoing proposals are more fully described in the accompanying Proxy Statement to which your attention is invited.

  Only shareholders of record at the close of business on December 6, 1996 will be entitled to Notice of the Meeting and to vote at it or any adjournments thereof.

  Shareholders who do not expect to attend the Annual Meeting and who wish their stock to be voted, are urged to fill in and execute the enclosed Proxy and mail it promptly in the enclosed envelope.


                                          /s/ John B. Hatfield

                                          JOHN B. HATFIELD
                                          Secretary

Los Angeles, California
December 6, 1996

  Requests for additional copies of the Proxy Material should be addressed to:

           John B. Hatfield
           Executive Vice President, Secretary, Chief Financial and Administrative Officer
           Frederick's of Hollywood, Inc.
           6608 Hollywood Boulevard
           Los Angeles, California 90028

                      [LOGO OF FREDERICK'S OF HOLLYWOOD]

                               ----------------

                                PROXY STATEMENT

                               ----------------

  The following information is provided in connection with the solicitation of the enclosed proxy, by and on behalf of the Board of Directors of Frederick's of Hollywood, Inc. (hereinafter referred to as the "Company") for use at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn, 1755 North Highland Avenue, Los Angeles, California on January 30, 1997, and at any adjournment or adjournments thereof. The Company's principal executive offices are located at 6608 Hollywood Boulevard, Los Angeles, California 90028.

  Shares represented by duly executed proxies in the accompanying form received by the Board of Directors prior to the meeting will be voted at the meeting. A shareholder executing and delivering the enclosed proxy may revoke such proxy at any time prior to exercise of the authority thereby given. If a shareholder specifies a choice with respect to any matter to be voted upon by means of the ballot provided in the accompanying form of proxy, the shares will be voted in accordance with the specification so made.

  The expense of this solicitation of proxies will be borne by the Company. The principal solicitation of proxies is being made by mail, however, additional solicitation may be made by telephone, telegraph or personal visits by directors, officers and regular employees of the Company and its subsidiaries. This proxy statement and the accompanying form of proxy are being mailed to shareholders commencing on or about December 24, 1996.

                               VOTING SECURITIES

  The holders of record of the Company's Class A Capital Stock at the close of business on December 6, 1996 are entitled to vote on matters to come before the meeting. On that date, 2,955,309 shares of Class A Capital Stock ("Class A Stock") were issued and outstanding. In addition, at December 6, 1996, there were approximately 5,903,118 shares of Class B Capital Stock ("Class B Stock") outstanding, none of which will have voting rights at the meeting. Each Class A Stock shareholder of record is entitled to one vote. Every Class A Stock shareholder entitled to vote has the right in voting, to elect directors, to cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or to distribute his votes on the same principle among as many candidates as he shall see fit. Assuming a quorum is present, with respect to the election of directors, the seven nominees receiving the greatest number of votes cast by the holders of the Class A Stock will be elected directors.

  As a condition to exercising the right to cumulative voting, the Class A Stock shareholder must give prior notice at the meeting of his intent to cumulate his votes and the candidate for whom he proposes to cast his vote must have been placed in nomination prior to the vote.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  The following table contains information with respect to each person known to the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Capital Stock and the total number of shares beneficially owned by all directors and officers as a group as of December 6, 1996.

                              NUMBER OF SHARES            PERCENT OUTSTANDING*
   NAME AND ADDRESS OF   ----------------------------  ---------------------------
    BENEFICIAL OWNER     CLASS A STOCK  CLASS B STOCK  CLASS A STOCK CLASS B STOCK
   -------------------   -------------  -------------  ------------- -------------
Harriett R. Mellinger
 Trust(1)...............     463,066      1,579,718        14.8          25.3
 14724 Ventura Boulevard
 Suite 803
 Sherman Oaks, CA 91409
Frederick N. Mellinger
 Trust(1)...............     820,193      1,579,386        26.1          25.3
 14724 Ventura Boulevard
 Suite 803
 Sherman Oaks, CA 91409
Mr. Hugh V. Hunter(1)...   1,315,591      3,223,768        41.9          51.6
 14724 Ventura Boulevard
 Suite 803
 Sherman Oaks, CA 91409
Company ESOP(2).........     348,662            -0-        11.1           -0-
All Directors and
 Officers as a Group
 (11 persons)(1)........   1,583,770(3)   3,744,303(4)     50.5          59.9

--------
 * The percentage calculation is based on the number of shares outstanding plus shares represented by options exercisable within 60 days.

(1) Hugh V. Hunter, a director of the Company, is the Co-Trustee of the Harriett R. Mellinger Trust and the Frederick N. Mellinger Trust ("Mellinger Family Trusts"), and has the power to direct the voting of the Company's Capital Stock held by the Trusts. Wells Fargo Bank is the Co-Trustee of the Mellinger Family Trusts.

(2) Each ESOP participant is entitled to vote (1) shares of stock allocated to participants account and, (2) a portion of the unallocated stock equal to the percentage of allocated stock participant is entitled to vote.

(3) Includes 116,961 shares, of which 102,086 are attributable to George W. Townson, which officer having the right to acquire under immediately exercisable options.

(4) Includes 208,914 shares, of which 179,164 are attributable to George W. Townson, which officer having the right to acquire under immediately exercisable options.

                             ELECTION OF DIRECTORS

  Shares of Class A Stock represented by the enclosed proxy are intended to be voted, unless authority is withheld, for the election of seven nominees named below as directors of the Company to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified. The following table is furnished with respect to each person nominated for election as a director and includes for each nominee, the beneficial ownership of the Company's Capital Stock as of December 6, 1996.

                                                                 SHARES OF CAPITAL STOCK           PERCENT
                                                                  BENEFICIALLY OWNED(3)         OUTSTANDING**
                                                                 --------------------------    ---------------
                                                        DIRECTOR   CLASS A        CLASS B      CLASS A CLASS B
          NAME            PRINCIPAL OCCUPATION(1)   AGE  SINCE      STOCK          STOCK        STOCK   STOCK
          ----           ------------------------   --- -------- -----------    -----------    ------- -------
 George W. Townson...... Chairman of the Board,      55   1985       116,961(4)     208,914(5)   3.7     3.3
                         President and Chief
                         Executive Officer of the
                         Company
 Richard O. Starbird(2). University Professor,       72   1977        54,369        108,738      1.7     1.7
                         Western Washington
                         University
 Hugh V. Hunter(2)...... Certified Public            78   1972     1,315,591(6)   3,223,768(6)  41.9    51.6
                         Accountant; President,
                         Hugh V. Hunter
                         Accountancy Company
 William J. Barrett(2).. Senior Vice President,      57   1983         7,256         16,217       *       *
                         Janney Montgomery Scott
                         Inc., Investment Bankers
 Morton R. Field(2)..... Counsel to the law firm     73   1969           546          1,092       *       *
                         of Loeb and Loeb
 Sylvan Lefcoe.......... Consultant, National        91   1984           168            336       *       *
                         Aerosol Products Co.
 Merle A. Johnston...... Sales and Marketing         64   1994           --             --        *       *
                         Consultant, Conky
                         Johnston Inc.

--------
 * Less than one percent.
** The percentage calculation is based on the number of shares outstanding plus shares represented by options exercisable within 60 days.
(1) The principal occupation of each of the directors for the past five years is stated in the foregoing table.
(2) Hugh V. Hunter is a director of K2 Inc. William J. Barrett is a director of Supreme Industries, Inc., Contempre Homes, Inc., The Western Transmedia Company, Inc., Shelter Components, Inc. and TGC Industries, Inc. The firm of Janney Montgomery Scott Inc., of which Mr. Barrett is an officer, was retained during the fiscal year for investment banking services and has also been retained in 1997. Richard O. Starbird is a director of The Western Transmedia Company, Inc. Morton R. Field is counsel to the law firm of Loeb and Loeb, LLP, which has been retained to perform legal services for the Company in 1997.
(3) All directors have sole voting and investment power as to all of the shares of Capital Stock beneficially owned by them.
(4) George W. Townson has the right to acquire 102,086 shares of Class A Stock under immediately exercisable options.

(5) George W. Townson has the right to acquire 179,164 shares of Class B Stock under immediately exercisable options.
(6) Hugh V. Hunter is a Co-Trustee of the Harriett R. Mellinger Trust and the Frederick N. Mellinger Trust ("Mellinger Family Trusts"). The Mellinger Family Trusts own 1,283,259 shares of Class A Stock and 3,159,104 shares of Class B Stock. Mr. Hunter has the power to vote the Class A Stock held by the Mellinger Family Trusts and to dispose of the Class A Stock and Class B Stock. The shares held by the Mellinger Family Trusts are included in the table above.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

  The Board of Directors is responsible for the overall affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. The Board of Directors held six meetings during the year ended August 31, 1996.

AUDIT COMMITTEE

  The Audit Committee consists of Hugh V. Hunter, William J. Barrett and Morton R. Field and they met three times in fiscal year 1996. Each year, the Committee recommends the appointment of a firm of independent accountants to examine the accounting records of the Company and its subsidiaries for the coming year. In making this recommendation, the Committee reviews the nature of services rendered or to be rendered to the Company and its subsidiaries by the independent public accountants and also reviews the nature of non audit-related services rendered to the Company and its subsidiaries. The Committee reviews with representatives of the independent accountants the auditing arrangements and scope of the independent accountants' examination of the accounting records, results of those audits, their fees, and any problems identified by the independent public accountants regarding internal accounting controls, together with their recommendations. The Committee also meets with the Company's Chief Financial Officer to review reports on the functioning of the Company's programs for compliance with its policies and procedures regarding business ethics and those regarding financial controls and internal auditing. This includes an assessment of internal controls within the Company and its subsidiaries based upon the activities of the Company's internal auditing staff as well as evaluation of the performance of the staff. The Committee is also prepared to meet at any time upon request of the independent public accountants or the Chief Financial Officer to review any special situation arising in relation to any of the foregoing subjects.

NOMINATING AND COMPENSATION COMMITTEE

  The Nominating and Compensation Committee consists of Hugh V. Hunter, Richard O. Starbird and Morton R. Field and they met three times in fiscal year 1996. The Committee makes recommendations to the Board as to the salary of the Chief Executive Officer and sets the salaries of the other elected officers. It grants bonuses and stock options to elected officers and other executives and reviews guidelines for the administration of the Company's employee benefit plans. The Committee reviews the qualifications of, and recommends to the Board, candidates to fill Board vacancies as they may occur during the year. The Committee also reviews proposed changes in the compensation of non-employee directors.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

  Executive Officers of the Company are elected annually by the Board of Directors and serve at the pleasure of the Board. Certain information concerning such executive officers is set forth below:

                                      SHARES OF
                                    CAPITAL STOCK
                                    BENEFICIALLY             PERCENT
                                        OWNED              OUTSTANDING
                                   ------------------    ---------------       PRESENT POSITION
 NAME                          AGE CLASS A    CLASS B    CLASS A CLASS B       WITH THE COMPANY
 ----                          --- -------    -------    ------- ------- ------------------------------
 George W. Townson...........   55 116,961(1) 208,914(1)   3.7     3.3   Chairman, President, and
                                                                         Chief Executive Officer
                                                                         since 1985
 John B. Hatfield............   53  40,836(2)  69,164(2)     *       *   Executive Vice
                                                                         President, Chief
                                                                         Financial and
                                                                         Administrative Officer,
                                                                         Secretary and Treasurer
                                                                         since 1990
 Nitin G. Parikh.............   46  20,480(3)  50,957(3)     *       *   Vice President, Control
                                                                         and Planning since 1989
 Robert R. Genest............   58  17,500(4)  35,000(4)     *       *   President--Retail
                                                                         Division since 1994;
                                                                         Executive Vice
                                                                         President, General
                                                                         Manager--Retail Division
                                                                         1990-1994
 Geric B. Johnson............   45  10,063(5)  30,122(5)     *       *   Executive Vice
                                                                         President--Mail Order
                                                                         Division since 1994;
                                                                         Vice President--Mail
                                                                         Order Operations 1989-
                                                                         1994

--------
 * Less than one percent

(1) Includes 102,086 Class A shares and 179,164 Class B Shares which George W. Townson has the right to acquire beneficial ownership.

(2) Includes 40,836 Class A Shares and 69,164 Class B Shares which John B. Hatfield has the right to acquire beneficial ownership.

(3) Includes 15,418 Class A Shares and 40,832 Class B Shares which Nitin G. Parikh has the right to acquire beneficial ownership.

(4) Includes 17,500 Class A Shares and 35,000 Class B Shares which Robert R. Genest has the right to acquire beneficial ownership.

(5) Includes 7,918 Class A Shares and 25,832 Class B Shares which Geric B. Johnson has the right to acquire beneficial ownership.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth information for each of the fiscal years ended August 31, 1996, September 2, 1995, and September 3, 1994 concerning the compensation of the Company's Chief Executive Officer and of each of the Company's most highly compensated executive officers whose total annual salary and bonus exceeded $100,000. All bonus awards are shown for the fiscal year when paid but represent performance for the previous calendar year.

                          SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                                                  COMPENSATION
                                       ANNUAL COMPENSATION          OPTION(S)
                                 ------------------------------- ---------------
                                                    OTHER ANNUAL                  ALL OTHER
        NAME AND          FISCAL                    COMPENSATION                 COMPENSATION
   PRINCIPAL POSITION      YEAR  SALARY($) BONUS($)  ($)(1)(2)   CLASS A CLASS B    ($)(3)
   ------------------     ------ --------- -------- ------------ ------- ------- ------------
George W. Townson          1996   250,000      -0-     30,202       -0-     -0-     40,130
 Chairman, President and   1995   250,000      -0-     28,845       -0-     -0-     45,830
 Chief Executive Officer   1994   250,000      -0-     28,169    25,000  25,000     48,682
John B. Hatfield           1996   170,667      -0-        -0-       -0-     -0-     28,385
 Executive Vice            1995   160,000      -0-        -0-       -0-     -0-     28,163
 President, Chief          1994   147,333   25,000        -0-    12,500  12,500     24,819
 Financial and
 Administrative Officer,
 Secretary
Nitin G. Parikh            1996   103,333      -0-        -0-       -0-     -0-      5,167
 Vice President,           1995    98,334      -0-        -0-       -0-     -0-      4,917
 Control and Planning      1994    93,333    8,000        -0-       -0-  10,000      4,666
Robert R. Genest           1996   185,000      -0-        -0-       -0-     -0-     51,448
 President,                1995   175,500      -0-        -0-       -0-     -0-     52,950
 Retail Division           1994   155,500      -0-        -0-       -0-     -0-     44,945
Geric B. Johnson           1996   124,000   25,800        -0-       -0-     -0-      9,871
 Executive Vice            1995   113,333      -0-        -0-       -0-     -0-      9,416
 President, General        1994    91,167   15,000        -0-       -0-  10,000      5,753
 Manager--Mail Order
 Division

--------
(1) Under the caption "Other Annual Compensation", the only reportable amount is Mr. Townson's Company car.
(2) If no amount has been disclosed under the caption "Other Annual Compensation" the value of the perquisites or other personal benefits received do not equal the lesser of $50,000 or 10% of the total annual salary and bonus reported for each named executive officer.
(3) Under the Caption "All Other Compensation", the only reportable amounts are the contributions made or accrued by the Company under its defined contributions plan on behalf of the named executive officers.

OPTION GRANTS IN LAST FISCAL YEAR

  There were no grants of stock options to the executive officers of the Company named in the Summary Compensation Table during the fiscal year ended August 31, 1996.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996 AND YEAR-END OPTION VALUE
TABLE

  No options were exercised by any option holder during fiscal year ended August 31, 1996. The following table sets forth information as to the outstanding options at fiscal year ended August 31, 1996.

                                                 NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                                                      OPTIONS AT          IN-THE-MONEY OPTIONS AT
                                                    FISCAL YEAR END         FISCAL YEAR END(2)
                                               ------------------------- -------------------------
                      NUMBER OF
                   SHARES ACQUIRED   VALUE
      NAME           ON EXERCISE   REALIZED(1) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
      ----         --------------- ----------  ----------- ------------- ----------- -------------
George W. Townson
  Class A Stock          -0-          -0-       93,752 shs   8,334 shs       -0-          -0-
  Class B Stock          -0-          -0-      170,830 shs   8,334 shs       -0-          -0-
John B. Hatfield
  Class A Stock          -0-          -0-       36,669 shs   4,167 shs       -0-          -0-
  Class B Stock          -0-          -0-       64,996 shs   4,168 shs       -0-          -0-
Nitin G. Parikh
  Class A Stock          -0-          -0-       15,418 shs         -0-       -0-          -0-
  Class B Stock          -0-          -0-       37,498 shs   3,334 shs       -0-          -0-
Robert R. Genest
  Class A Stock          -0-          -0-       17,500 shs         -0-       -0-          -0-
  Class B Stock          -0-          -0-       35,000 shs         -0-       -0-          -0-
Geric B. Johnson
  Class A Stock          -0-          -0-        7,918 shs         -0-       -0-          -0-
  Class B Stock          -0-          -0-       22,498 shs   3,334 shs       -0-          -0-

--------
(1) Value realized (if any) is calculated based on the aggregate difference between the option exercise price and the closing market price of the stock on the date of exercise multiplied by the number of shares to which such exercise relates.
(2) The closing price for the Company's Capital Stock as reported by the New York Stock Exchange ("NYSE") on August 30, 1996 (last trading day prior to fiscal year end) was $4.00 for Class A Stock and $3.75 for Class B Stock. Value (if any) is calculated on the basis of the aggregate of the differences between the option exercise price of the in-the-money options and the NYSE closing price multiplied by the number of shares underlying such options.

REMUNERATION OF DIRECTORS

  Directors who are employees of the Company do not receive additional compensation for serving on the Board or any committee thereof. Directors who are not employees of the Company receive $5,000 per annum and $4,000 per annum for each Committee on which they serve plus $750 for attendance at each meeting of the Board of Directors. The Chairman of the Audit Committee and the Chairman of the Compensation Committee each receive $7,000 per annum.

NOMINATION AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The members of the Nomination and Compensation Committee are Hugh V. Hunter, Richard O. Starbird and Morton R. Field. Morton R. Field is counsel to the law firm of Loeb and Loeb, which is expected to perform legal services for the Company from time to time. Hugh V. Hunter is co-trustee of the Frederick N. Mellinger Trust and the Harriett Mellinger Trust and has the power to vote approximately 42% of the outstanding Class A Capital Stock. In addition to receiving compensation as a director and member of various board committees,

Mr. Hunter receives compensation as Chairman of the Nomination and Compensation Committee, Chairman of the Audit Committee and Chairman of the Executive Committee.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENT

  The Company has an employment agreement with George W. Townson which provides for his employment as Chairman of the Board, President and Chief Executive Officer for a five (5) year term which presently goes through fiscal year end 2001. Unless the Board takes action not to renew the agreement at least six (6) months prior to the end of any fiscal year, the agreement is deemed renewed for an additional five (5) year term commencing on the first day of the Company's next fiscal year.

  Mr. Townson's Employment Agreement provides (a) an annual salary of $250,000, subject to increases at the discretion of the Company's Board of Directors, (b) an annual bonus calculated as a percent of the Company's pre-tax earning, no bonus is due unless pre-tax earnings are at least 5.5% of sales, (c) a Company car, and (d) fringe benefits the Company provides to its Vice Presidents.

  The Employment Agreement also provides for the following payment upon a change in control: (a) one (1) year base salary plus an amount equal to the most recently received bonus, both of which are multiplied by the number of complete and partial years remaining in the term of the Agreement plus one
(1), (b) for all unexercised stock options, the difference between the exercise price and the per share fair market value, and (c) the continuation of certain employment benefits.

  The Company has an Employment Agreement with John B. Hatfield providing for one year's compensation plus the continuation of certain employment benefits upon a change in control.

  The Company also has change in control agreements with 14 employees providing for a total payment of $500,000.

REPORT OF THE NOMINATION AND COMPENSATION COMMITTEE

  The Nomination and Compensation Committee of the Board of Directors (the "Committee") is made up of independent, non-employee directors. The Committee regularly reviews and approves the compensation paid to all executive officers except for the Chairman of the Board who performs under an employment agreement approved by the Board of Directors.

  Compensation for executive officers consists of three components: Salary, Bonus and Stock Options.

 Salary

  Consistent with the Company's objectives, salaries for executive officers are generally maintained near the average of salaries being paid by competitive companies. The competitive companies by which the Committee compares salary structures are companies engaged in the mail order business and/or retail women specialty stores. In the past, the salary structure was adjusted based on the individual's performance and contribution to the Company as well as to maintain a competitive position.

  The salary for the Chief Executive Officer is fixed by his employment agreement with the Company which was executed in 1992 and is summarized under "Employment and Change in Control Agreement."

 Bonus

  The annual bonus for the Chief Executive Officer is fixed by his employment agreement as a percent of the Company's pre-tax profit. Therefore, the bonus arrangement is directly tied into the Company's profitability and ultimately to shareholder value.

  At the start of each fiscal year, management established target levels of operating income for each operating unit and for the Company as a whole. These targets were based upon expected levels of sales as well as containment of costs. Bonuses paid to executives other than the Chief Executive Officer were based on two performance criteria: 1) corporate and/or subsidiary performance; and 2) an overall assessment of an executive's performance.

  These potential bonus amounts were reviewed and approved by the Committee.

 Executive Savings and Retirement Plans

  The Company has non-qualified executive savings and retirement plans which provide benefits for certain executive officers. The plans allow for the executive officers' contribution and matching Company contribution as well as an additional Company contribution in an amount which is intended to provide up to 60% of the final five year average of his or her base salary less social security benefits. The Company contributed a total of $177,000 to the above plans for fiscal year 1996.

 Stock Options

  The Company's Stock Option Plan is intended to provide an incentive for employees who have the most impact on the management, growth and success of the business. Approximately 50 employees participate in the Stock Option Plan, including all executive officers. The Company makes stock option grants at no less than 100% of the market price on the date of grant. The options are exercisable after one year at the rate of 1/3 of the option per year thereafter. Grants are only made to employees who have demonstrated a capacity for contributing in a substantial way to the success of the Company. Stock options encourage these executive officers and employees to become owners of the Company, which helps to further align their interests with the shareholders. Options have no significant value unless the price of the Company's stock increases since they are exercisable only by the employee and cannot be transferred except in the case of death.

  In 1993 Congress adopted legislation that prohibited publicly held companies from deducting certain compensation paid to Executive Officers that exceeds $1,000,000 during the tax year. If in accordance with regulations issued by the Internal Revenue Service, a portion of the compensation is based upon the attainment of performance goals set by the Board pursuant to the plans approved by the shareholders, then the corresponding deduction will not be limited by the legislation. The Committee intends to modify its 1990 Stock Option Plan where practical to comply with the legislation and retain the deductibility of executive compensation.

  This report is submitted by members of the Committee: Hugh V. Hunter, Chairman, Richard O. Starbird and Morton R. Field.

  The report of the Compensation Committee to the Board of Directors shall not be deemed to be incorporated by reference into any filing by the Company under either the Securities Act of 1934 ("Exchange Act"), including, without limitation, that of outstanding shelf registration statements, periodic reports on forms 10-Q, 10-K, etc., that incorporate future Securities Act or Exchange Act filings by reference.

STOCK PERFORMANCE CHART

  The following chart shows a five-year comparison of cumulative total returns (assumes reinvestment of dividends) on the Capital Stock of the Company, the Wilshire Retail Index (all establishments engaged in re-sale of merchandise to the general public for personal or household consumption) and the Wilshire 5000 index (all New York Stock Exchange and American Stock Exchange companies plus the most active stock on the over the counter market). The Company's fiscal year ends on the Saturday nearest August 31 in each year. The dates plotted on the chart below correspond with the last trading day of each fiscal year.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS
                FREDERICK'S OF HOLLYWOOD CLASS A CAPITAL STOCK,
                       WILSHIRE 5000 AND WILSHIRE RETAIL

                       [PERFORMANCE GRAPH APPEARS HERE]

                                       08/30/91 08/28/92 08/27/93 09/02/94 09/01/95 08/30/96
                                       -------- -------- -------- -------- -------- --------
Frederick's of Hollywood, Inc.........   $100     $ 60     $ 52     $ 44     $ 49     $ 37
Wilshire Retail.......................   $100     $104     $115     $117     $121     $143
Wilshire 5000.........................   $100     $108     $127     $133     $164     $191

                  COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS
                FREDERICK'S OF HOLLYWOOD CLASS B CAPITAL STOCK,
                       WILSHIRE 5000 AND WILSHIRE RETAIL

                       [PERFORMANCE GRAPH APPEARS HERE]

                                       08/30/91 08/28/92 08/27/93 09/02/94 09/01/95 08/30/96
                                       -------- -------- -------- -------- -------- --------
Frederick's of Hollywood, Inc.........   $100     $ 60     $ 52     $ 43     $ 48     $ 36
Wilshire Retail.......................   $100     $104     $115     $117     $121     $143
Wilshire 5000.........................   $100     $108     $127     $133     $164     $191

  The charts assume $100 invested on August 30, 1991 in Frederick's of Hollywood, Inc., the Wilshire Retail Index and the Wilshire 5000 Index. The charts were plotted using the data shown in the tables following each of the above graphs:

  The historical stock performance shown on the charts above is not necessarily indicative of future price performance.

                 EMPLOYMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has appointed the firm of KPMG Peat Marwick ("KPMG") Certified Public Accountants, who examined the corporation's consolidated financial statements for fiscal year 1996, as independent accountants to examine the consolidated financial statements of the Company for fiscal 1997. The selection is being presented to the shareholders for ratification or disapproval at this meeting. If the shareholders do not ratify the employment of KPMG, the selection of independent accountants will be reconsidered by the Board of Directors. Representatives from the firm of KPMG will be present at the Annual Meeting. They will be provided the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

         COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

  Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of the Company's Capital Stock and change in such ownership be filed with the Securities and Exchange Commission ("SEC") by the Company's directors and executive officers. The Company is required to conduct a review and to identify in its proxy statement each director or executive officer who failed to file any required reports under Section 16 on a timely basis. Based upon that review, and in the best knowledge of the Company, all Section 16 reporting requirements applicable to its directors and executive officers were filed on a timely basis.

                                 OTHER MATTERS

  Management knows of no other business to be presented at the Meeting. If other matters do properly come before the meeting, persons acting pursuant to the proxy will vote on them in their discretion.

  Proposals to be submitted for the 1997 Annual Meeting of Shareholders must be received by the Company no later than August 12, 1997.

  A copy of the Company's Annual Report, including financial statements for the year ended August 31, 1996 has been mailed to shareholders.

                                          /s/ John B. Hatfield

                                          JOHN B. HATFIELD
                                          Secretary

Los Angeles, California
December 6, 1996

                        FREDERICK'S OF HOLLYWOOD, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     GEORGE W. TOWNSON and HUGH V. HUNTER, and each of them, with full power of substitution, are hereby authorized to represent and to vote the stock of the undersigned FREDERICK'S OF HOLLYWOOD, INC. at the Annual Meeting of Shareholders, to be held on January 30, 1997 and at any adjournments thereof.

         (CONTINUED AND TO BE VOTED, SIGNED AND DATED ON REVERSE SIDE)

       Please mark your
A  [X] votes as in this
       example.


1. ELECTION OF DIRECTORS
   [_] FOR all nominees listed to the right (except as marked to the contrary)
   [_] WITHHOLD AUTHORITY to vote for all nominees listed to the right

   NOMINEES: George W. Townson
             Richard O. Starbird
             Hugh V. Hunter
             Morton R. Field
             William J. Barrett
             Sylvan Lefcoe
             Merle A. Johnston

   Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.

   ------------------------------------------

2. The proposal to ratify employment of KPMG Peat Marwick as independent certified accountants for the Corporation for Fiscal Year 1997.

                          FOR    AGAINST     ABSTAIN
                          [_]      [_]         [_]

3. Upon or in connection with the transaction of such other business as may properly come before the meeting or any adjournments thereof.

UNLESS OTHERWISE DIRECTED THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
                                                   ---



                                                        Dated:           , 1996
-------------------------  --------------------------          ----------
        SIGNATURE          SIGNATURE, IF HELD JOINTLY
NOTE: Please sign as name(s) appears hereon. If joint account, EACH joint owner should sign.